                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  February 21, 2001



                        CB RICHARD ELLIS SERVICES, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)

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
   DELAWARE                        001-12231                  52-1616016
-----------------               ----------------          ------------------
(State or other                 (Commission File          (IRS Employer
jurisdiction of                 Number)                   Identification No.)
incorporation)
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      200 North Sepulveda Boulevard, El Segundo, California      90245
      ------------------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code  (310) 563-8600
                                                          ---------------


                                      NA
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 7.   Financial Statements and Exhibits

     (c) The following is furnished as an Exhibit to this report

     99.1 Memorandum dated February 21, 2001 from Members of the Special Committee of the Board of Directors to all Employees.

Item 9.    Regulation FD Disclosure

     Members of the Special Committee of the Board of Directors issued a Memorandum to the employees of CB Richard Ellis, Inc. regarding the status of their evaluation of the proposal by the investment group led by BLUM Capital Partners, L.P. The Memorandum is filed as an exhibit hereto.

                                       2


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CB RICHARD ELLIS SERVICES, INC.



Date: February 21, 2001         By:        /s/ Walter V. Stafford
                                   --------------------------------------
                                    Walter V. Stafford
                                    General Counsel

                                       3
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                                 EXHIBIT INDEX


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

Exhibit
Number                   Description of Exhibit
------                   ----------------------
99.1    Memorandum dated February 21, 2001 from Members of the Special Committee of the
        Board of Directors to all Employees.

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